UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22423

ORACLE FAMILY OF FUNDS

 (Exact name of registrant as specified in charter)

182 Island Blvd., FL, Fox Island, WA  98333

 (Address of principal executive offices)(Zip code)

Laurence I. Balter

Oracle Investment Research

182 Island Blvd., FL, Fox Island, WA  98333

 (Name and address of agent for service)

Registrant's telephone number, including area code: (253) 303-0164

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

August 31, 2012

“Humans do peculiar things, they run away when prices get cheaper and pile on when prices rise”- Warren Buffett

August 31, 2012

Dear Shareholder,

For the one year period ending August 31, 2012 your fund declined in value -34.70% (with load) / -31.09% (without load) and -30.10% with dividends reinvested, compared to a gain of 8.81% for the MSCI World Index for the same period.

I’d like to begin by discussing four important topics before we discuss this year’s performance: valuations, volatility, long term global growth and natural resources.  First, by way of a company that we do not own.

This year, with close to 1 billion shares outstanding, Apple computer will earn approximately $40 billion (equivalent to $40 per share in profits).  Just 84 months (seven years) ago an investor could have purchased Apple shares for $40 apiece.   As I write this today, Apple shares command a price of $665 each, or 16 times the initial investment.  This performance came with wide swings in volatility early on.

Why is this example worthy of discussion? As your fund turns just 20 months old, we began by purchasing shares of a handful of companies that have promising futures.   At the time of purchase, the valuations were fairly attractive.  However, I believe we are buying companies whose share prices today will be their per share earnings in the future.

Nobody envisioned prices declining to such low levels and so quickly.   Students of the markets, as well as the greatest investors of our time, will tell you that throughout history, mistakes are usually made when investors engage in a panic sale, rather than a rational purchase.

In the example above, if you had purchased those Apple shares seven years ago, today you would earn in per share profits what you paid for the stock.

True to form, many emotional investors panicked and grew disheartened with the price drop, only to sell those Apple shares after reading an article or watching a TV program that was contrived to scare its audience, rather than calm it.

Next, let’s take Amazon as an example.  In 2000, Amazon’s share price was as high as $85 and dipped as low as $5.97–all in a one year period.  Today, Amazon commands a share price of $255 per share.  Once again, long term shareholders were rewarded.

It is my opinion that our holdings in two companies, OGX and Molycorp, will see similar futures–where the price you pay today for the shares will be equivalent to the annual profits in the years ahead.

In the past 12 months, and in aggregate, the companies in your fund earned $65 Billion in profits after tax.  Combined, the total market capitalization of our companies exceeds $625 Billion.  So, at quick glance, one can calculate that the Price/Earnings average is 9.6 times this year’s profits.  Now, here is where it gets interesting.  According to the Bloomberg estimates for the next twelve-month period, the companies in your fund should earn a total of $93 Billion in profits after tax.  That’s a 43% increase.  In fact, 10 of our companies have announced share buybacks and nine have increased their dividends.  So with all this wonderful news, why did the fund decline by 30.1% with dividends reinvested?

In my last shareholder letter I pointed out that we should expect the crisis du jour. A Europe financial crisis, a China slowdown and the “fiscal cliff” have produced considerable downward pressure in our sectors–all of which are tied to long-term global growth.  As I write this letter, we are starting to see “green shoots” in the China economy which may bode well for the fund’s holdings in the future.

Now, let’s change direction and discuss some important macro facts that may be in contrast to what you are reading about in the media.

According to the BP Statistical Review of World Energy published in June 2012, the year 2011 saw for the first time ever an annual average oil price above $100; the first release of strategic petroleum reserves since 2005; the largest increase in OPEC production since 2008; an exceptional swing in European weather; and huge floods in Australia impairing coal production – to name but a few.  It was anything but a boring year.

And yet – nothing in the aggregate data indicates anything out of the ordinary. In fact both GDP and energy consumption growth last year landed right at their long term 3.7% average.

Average annual Brent prices increased by 40% to reach $111 per barrel, the highest nominal oil price ever; for a higher annual price in inflation adjusted terms, one has to go all the way back to 1864.

As has become customary, emerging markets economies outpaced the developed markets, contributing almost three quarters (73%) of global growth – but both camps landed exactly at their ten year average by this measure as well.

Emerging markets energy consumption growth of 5.3% stayed firmly on trend last year, with China growing at 8.8% –that is, adding more than total annual UK energy consumption – similar to last year.  Developed markets energy consumption, in contrast, fell by 0.8%, despite average GDP growth.  While developed markets GDP finally returned to pre-crisis levels, energy consumption remains 3.3% below its 2007 peak; it has declined in three out of the last four years.

The US, for example, the world’s second largest energy consumer, used 0.4% less energy in 2011, despite lower gas prices and a strong recovery in hydropower. US energy consumption has now fallen in four out of the last six years, driven by a rapid decline in oil consumption.  The US had the largest increase in non-OPEC oil supply for the third year running.

China once again saw the world’s largest increase, at 500 Kb/d (thousands of barrels per day), accounting for 42% of the net increment consumption.  China has accounted for 50% of incremental oil demand in the past five years.  For 2013, the IEA is projecting global incremental oil demand of 900,000 barrels a day, of which 32% is expected from China.

Fuel efficiency for new vehicles is improving rapidly in most markets – in both the developed markets and emerging markets.  This bodes well for the rare earth industry and specifically shares of Molycorp, which is a significant holding in the fund.

While this efficiency is driven in part by government standards, several years of high oil prices have helped change consumer preferences.  The vehicle fleet turns over only gradually, and so the improved efficiency of new vehicles will weigh on consumption for years to come.

Coal was the fastest growing fossil fuel last year, in production as well as consumption. The coal story is a story of production and trade patterns able to adjust to market conditions. In this way, coal was buttressing global supply security.  Today’s energy mix is dominated by fossil fuels, with renewable energy accounting for only 2% of global consumption.

Even at current growth rates, and current financial support, it is easy to calculate just how long it will take for renewables to make a real difference –without technological break-through.  Today’s proved reserves of oil are sufficient to meet current production for 54 years; for natural gas that figure is 64 years; and for coal it is more than 100 years.

As I have said in previous letters, the world faces challenges in growing supply rapidly enough to sustain growth in energy demand. At a global level, the availability of hydrocarbon resources is not one of them.

To those shareholders who have chosen to stay on the long term course, we thank you.  For shareholders recently joining the fund, welcome aboard.  We have an exciting future ahead.  I look forward to reporting to you again in 2013.

Laurence Isaac Balter

President and Fund Manager

ORACLE MUTUAL FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2012 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED AUGUST 31, 2012

	One Year	Since Inception *	Ending Value
Oracle Mutual Fund (with load)	-34.70%	-32.16%	$ 5,251
Oracle Mutual Fund (without load)	-31.09%	-29.92%	$ 5,542
MSCI World Index	8.81%	2.59%	$ 10,432

* Date of commencement of investment operations was January 3, 2011.

This chart assumes an initial investment of $10,000 made on the closing of January 3, 2011 (commencement of investment operations). Total return is based on the net change in NAV, including sales load, and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The MSCI World Index is a free-float weighted equity index. It was developed with a base value of 100 as of December 31 1969. MSCI World Index includes developed world markets, and does not include emerging markets.

If you purchase shares of the Oracle Mutual Fund, you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The graph above reflects the sales charge.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 0.50% redemption fee on shares redeemed with 30 days of purchase.

ORACLE MUTUAL FUND

PORTFOLIO SECTOR ILLUSTRATION

AUGUST 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

* Cash collateral received from lending portfolio securities, which is invested in short-term investments such as money market funds.

	Oracle Mutual Fund
	Schedule of Investments
	August 31, 2012

Shares		Value

COMMON STOCKS - 98.88%

Agriculture Chemicals - 6.67%
12,200	Potash Corp. (Canada)	$ 501,054

Crude Petroleum & Natural Gas - 13.83%
10,675	Pioneer Natural Resources Co.	1,039,318

Drilling, Oil, and Gas Wells - 26.41%
7,000	Ensco Plc. ADR	401,590
30,000	Nabors Industries Ltd. *	443,100
11,500	Transocean Ltd. (Switzerland)	563,845
49,000	Weatherford International Ltd. *	576,240
		1,984,775
Metal Mining - 28.32%
8,200	Cliffs Natural Resources, Inc.	293,888
13,500	Freeport McMoran Copper & Gold, Inc.	487,485
49,500	Molycorp, Inc. *	569,745
9,800	Rio Tinto Plc. ADR	429,534
21,200	Vale S.A. ADR	347,044
		2,127,696
Oil Company - Exploration & Production - 5.94%
144,400	OGX Petroleo E Gas Participacoes SA ADR * (#)	446,196

Oil, Gas Field Services - 12.67%
7,700	Schlumberger Ltd.	557,326
19,000	Superior Energy Services, Inc. *	394,630
		951,956
Petroleum Refining - 5.04%
9,000	BP Plc. ADR	378,540

TOTAL FOR COMMON STOCKS (Cost $11,370,848) - 98.88%		7,429,535

RIGHTS - 0.00%
30,000	Nabors Industries Ltd. 7/16/2013 *	-
TOTAL RIGHTS (Cost $0) - 0.00%		-

SHORT TERM INVESTMENTS - 1.60%
120,162	Fidelity Institutional Money Market Portfolio 0.24% ** (a)	120,162
TOTAL SHORT TERM INVESTMENTS (Cost $120,162) - 1.60%		120,162

TOTAL INVESTMENTS (Cost $11,491,010) - 100.48%		7,549,697

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.48)%		(35,957)

NET ASSETS - 100.00%		$ 7,513,740

ADR - American Depository Receipt
* Non-income producing security during the period.
** Variable rate security; the money market rate shown represents the yield at August 31, 2012.
# All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(a) All or a portion of this security is held as collateral for securities lending.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of August 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 7,429,535	$ -	$ -	$ 7,429,535
Rights	-	-	-	-
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	120,162	-	-	120,162
	$ 7,549,697	$ -	$ -	$ 7,549,697

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Assets and Liabilities
August 31, 2012

Assets:
Investments, at Value (Cost $11,491,010)	$ 7,549,697
Receivables:
Due from Advisor (Note 3)	11,401
Dividends and Interest	16,179
Prepaid Expenses	5,840
Total Assets	7,583,117
Liabilities:
Payable for Collateral Received for Securities Loaned (Note 10)	57,834
Accrued Expenses	11,543
Total Liabilities	69,377

Net Assets	$ 7,513,740

Net Assets Consist of:
Paid In Capital	$ 13,749,794
Accumulated Undistributed Net Investment Income	47,191
Accumulated Realized Loss on Investments	(2,341,932)
Unrealized Depreciation in Value of Investments	(3,941,313)
Net Assets, for 137,472 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 7,513,740

Net Asset Value Per Share and Offering Price ($7,513,740/137,472)	$ 54.66

Minimum Redemption Price Per Share *	$ 54.39

Maximum Offering Price Per Share (Note 2)	$ 57.69

*The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Operations
For the year ended August 31, 2012

Investment Income:
Dividends (Net of foreign tax withheld $18,711)	$ 208,822
Interest (including income on securities loaned $15,366 (Note 10))	15,666
Total Investment Income	224,488

Expenses:
Advisory Fees (Note 3)	72,419
Administration Fees (Note 3)	30,082
Audit Fees	10,250
Legal Fees	15,342
Registration Fees	4,957
Transfer Agent Fees (Note 4)	27,656
Custody Fees	4,949
Printing & Mailing	377
Insurance	16,340
NSCC Fees	6,914
Miscellaneous	3,973
Total Expenses	193,259
Advisory Fees Waived/Reimbursed (Note 3)	(96,701)
Net Expenses	96,558

Net Investment Income	127,930

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(1,443,872)
Net Change in Unrealized Depreciation on Investments	(2,278,550)
Net Realized and Unrealized Loss on Investments	(3,722,422)

Net Decrease in Net Assets Resulting from Operations	$ (3,594,492)

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended	*
	8/31/2012	8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 127,930	$ 49,523
Net Realized Loss on Investments	(1,443,872)	(898,060)
Unrealized Depreciation on Investments	(2,278,550)	(1,662,763)
Net Decrease in Net Assets Resulting from Operations	(3,594,492)	(2,511,300)

Distributions to Shareholders: (Note 8)
Net Investment Income	(130,262)	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	(130,262)	-

Capital Share Transactions (Note 7)	(426,055)	14,175,849

Net Assets:
Net Increase (Decrease) in Net Assets	(4,150,809)	11,664,549
Beginning of Period	11,664,549	-
End of Period (Including Accumulated Undistributed Net Investment Income of $47,191	$ 7,513,740	$ 11,664,549
and $49,523, respectively)

* The Fund commenced investment operations on January 3, 2011.
The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

		Period Ended
	Year ended	Ended
	8/31/2012	8/31/2011 ▲

Net Asset Value, at Beginning of Period	$ 80.42	$ 100.00

Income From Investment Operations:
Net Investment Income *	0.89	0.48
Net Loss on Securities (Realized and Unrealized)	(25.74)	(20.06)
Total from Investment Operations	(24.85)	(19.58)

Distributions from:
Net Investment Income	(0.91)	-
Net Realized Gains	-	-
Total from Distributions	(0.91)	-

Redemption Fees ***	-	-

Net Asset Value, at End of Period	$ 54.66	$ 80.42

Total Return **	(31.09)%	(19.58)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,514	$ 11,665
Before Waiver
Ratio of Expenses to Average Net Assets	2.00%	1.78%	†
Ratio of Net Investment Income to Average Net Assets	0.32%	0.01%	†
After Waiver
Ratio of Expenses to Average Net Assets	1.00%	1.00%	†
Ratio of Net Investment Income to Average Net Assets	1.33%	0.80%	†
Portfolio Turnover	97.73%	254.67%

† Annualized
▲ The Fund commenced investment operations on January 3, 2011.
* Net Investment Income/Loss per share amounts were calculated using the average shares method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2012

Note 1. Organization

The Oracle Mutual Fund (the “Fund”) was organized as a diversified series of the Oracle Family of Funds (the “Trust”) on September 16, 2010. The Trust is an open-end investment company established under the laws of the State of Ohio by an Agreement and Declaration of Trust dated May 21, 2010 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment advisor to the Fund is Oracle Investment Research (the “Advisor”).

The investment objective of the Fund is long-term capital appreciation while secondarily striving for income.  The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations - Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Federal Income Taxes - Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.

In addition, Generally Accepted Accounting Principals (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal year 2011 for the Fund, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

Other - The Fund records security transactions on the day after the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, the Fund will assess a 0.50% fee on the redemption or exchange of Fund shares held for 30 days or less and will be paid to the Fund.  The Fund will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in the Fund for a 30-day period from the date of purchase.  For the year ended August 31, 2012, the Fund did not collect any early redemption fees.

Contingent Deferred Sales Charge - Shares are subject to a Contingent Deferred Sales Charge (“CDSC”). The CDSC is imposed on shares redeemed by the shareholder within 12 months of purchase. The 0.50% CDSC is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Sales Charge - If you purchase shares of the Fund, you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  Please refer to the Prospectus for qualifying sales charge reductions or waivers.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, Oracle Investment Research, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  Under the Investment Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis. After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  For the year ended August 31, 2012, the Adviser earned $72,419 in advisory fees.

The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding dividends on short positions, brokerage commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.00%, through December 31, 2012, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees.  For the year ended August 31, 2012, the Adviser waived $96,701 in expenses pursuant to the expense limitation agreement.  At August 31, 2012, the Adviser owed the Fund $11,401 for expenses waived.

Pursuant to an Administration Agreement (the “Administration Agreement”), Oracle Investment Research (the “Administrator”), acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund 0.20% of average net assets on the first $50 million of Fund assets, 0.07% of the average net assts over $50 million but less then $100 million, 0.05% of the average net assets over $100 million but less then $150 million, and 0.03% of the average net assets over $150 million; all are subject to a minimum monthly fee of $2,500.  For the year ended August 31, 2012, the Administration fees were $30,082.

Note 4. Affiliated Service Provider

Mutual Shareholder Services, LLC (“MSS”), acts as the Fund’s transfer agent.  Certain officers of the Trust are officers, employees, and/or members of management of MSS.  MSS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  For the year ended August 31, 2012, MSS earned $27,656.

Note 5. Distribution Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Fund’s distributor for distribution services (the “Distribution Fee”) for shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  The Distribution Plan provides that the Fund’s distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Currently the Distribution plan is inactive.

Note 6. Investment Transactions

For the year ended August 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $9,245,988 and $9,589,340, respectively.

Note 7. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares without par value.  The total paid-in capital was $13,749,794 as of August 31, 2012.  Transactions in capital for the year ended August 31, 2012, and the period ended August 31, 2011, were as follows:

Class A	Year Ended 8/31/2012		Period January 3, 2011 (commencement of investment operations) through August 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	11,553	$804,451	154,956	$15,048,365
Shares reinvested	1,945	127,560	-	-
Shares redeemed	(21,063)	(1,358,066)	(9,919)	(872,516)
Net increase	(7,565)	$(426,055)	145,037	$14,175,849

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 0.50% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the year ended August 31, 2012, there were no redemption fees collected by the Fund from shareholder transactions and included in paid-in-capital.

Note 8. Tax Matters

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Undistributed ordinary income

$       47,191

Post-October capital loss deferrals

Realized between 11/1/2011 and 8/31/2012 *

$ (1,537,066)

Gross unrealized appreciation on investment securities

$        57,197

Gross unrealized depreciation on investment securities

$ (3,883,324)

Net unrealized appreciation on investment securities

$ (3,826,127)

Cost of investment securities (including short-term investments) **

$  11,317,991

*  These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period January 3, 2011 (commencement of investment operations) through August 31, 2011, there were no distributions paid.

For the year ended August 31, 2012, the Fund paid an ordinary income distribution of $0.9089 per share.

The tax character of the distributions paid during the year ended August 31, 2012, and for the period January 3, 2011 (commencement of investment operations) through August 31, 2011, are as follows:

	2012	2011
Ordinary income	$130,262	-
Long-term capital gain	-	-

Note 9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of August 31, 2012, National Financial Service Corp., for the benefit of its customers, held approximately 71.40% of the voting securities of the Fund, and may be deemed to control the Fund.

Note 10.  Securities Lending

The Fund has entered into an agreement with Huntington National Bank as lender’s agent, dated May 23, 2012 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand; if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of August 31, 2012, the Fund loaned a common stock having a fair value of $57,834, and received $57,834 of cash collateral for the loan. This cash was invested in a money market fund as presented on the Schedule of Investments.

Note 11. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally Accepted Accounting Principles ("GAAP") and International Financial Reporting Standards ("IFRS"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of the Oracle Mutual Fund,

   a Series of the Oracle Family of Funds

We have audited the accompanying statement of assets and liabilities of the Oracle Mutual Fund, (the "Fund"), a series of the Oracle Family of Funds (the “Trust”), including the schedule of investments, as of August 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period January 3, 2011 (commencement of investment operations) through August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities and cash owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oracle Mutual Fund, a series of the Oracle Family of Funds, as of August 31, 2012, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period January 3, 2011 (commencement of investment operations) through August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 26, 2012

Oracle Mutual Fund
Expense Illustration
August 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Oracle Mutual Fund, you incur ongoing costs which typically consist of management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	March 1, 2012	August 31, 2012	March 1, 2012 to August 31, 2012

Actual	$1,000.00	$718.64	$4.32
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,020.11	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ORACLE MUTUAL FUND

TRUSTEES AND OFFICERS

AUGUST 31, 2012 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years
Paul Kirschner 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1955	Trustee	Indefinite Term; Since September, 2010	One	President - Fresh Start Loan Corporation- Since 1999	None
Daniel Friedlander 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1974	Trustee	Indefinite Term; Since September, 2010	One	Attorney at Law – Since 2000	None
Zachary Franks 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1948	Trustee	Indefinite Term; Since March, 2012	One	Manager – Piiholo South, LLC – Real Estate Management – Since 2006	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years
Laurence I. Balter * 182 Island Blvd., FI, Fox Island, WA 98333 Year of Birth: 1969	President and Trustee	Indefinite Term; Since September, 2010	One	Oracle Investment Research, Balter Wealth Management	None
Charles R. Ropka, Esq. 215 Fries Mill Road, Turnersville, NJ 08012 Year of Birth: 1963	Secretary	Indefinite Term; Since September, 2010	N/A	Attorney-at-law- Law Office of C. Richard Ropka, LLC, Rabil, Ropka, Kingett & Stewart, LLC	N/A
Gregory Getts 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 Year of Birth: 1957	Treasurer	Indefinite Term; Since September, 2010	N/A	President - Mutual Shareholders Services, LLC (2001-present).	N/A

* Mr. Balter is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Balter is an interested person of the Trust by virtue of the fact that he is an interested person of Oracle Investment Research, the Fund’s investment advisor.

ORACLE MUTUAL FUND

ADDITIONAL INFORMATION

AUGUST 31, 2012 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 494-2755 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - In connection with a Special Board meeting held on August 20, 2012 (the "Meeting"), the Board, including a majority of the Trustees who are not interested persons of the Trust nor parties to the investment advisory agreement nor interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the renewal of the investment advisory management agreement (the "Management Services Agreement") between the Trust and Oracle Investment Research (the “Adviser”), on behalf of the Oracle Mutual Fund.  In considering the renewal of the Management Services Agreement, the Board interviewed the Adviser and received materials specifically relating to the Management Services Agreement.

The Board was advised by independent legal counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory agreements and the fact that in fulfilling their responsibilities to the Fund and its shareholders, the Trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory agreement are reasonable business arrangements for the Fund. The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations. They also discussed the specific factors Trustees should consider in evaluating an investment advisory agreementt which include, but are not limited to, the following: the investment performance of the Fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders. In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement. These materials included: (a) performance and expense data for a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund's shares; and (c) the resources available with respect to compliance with the Fund's investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including (a) the Adviser’s ADV; (b) information on the overall organization of the Adviser; (c) investment management staffing; (d) the Advisor’s marketing effects toward the Funds’ growth and (d) the overall financial condition of the Adviser and, in particular, the Adviser’s financial condition as it relates to the management of the Fund.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services. At the Meeting, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund. A presentation was given by the Adviser regarding the Fund’s investment strategy and the Adviser’s experience in the securities industry it's investment philosophy and strategy.  In addition, the Trustees reviewed the Adviser's Form ADV which described the operations and policies of the Adviser.  The Trustees also reviewed a description of the organizational structure of the Adviser, noting that the Adviser is owned 100% Laurence I. Balter. The Trustees concluded that the Adviser is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Adviser's operational and compliance processes are well designed and give the Trustees confidence that the Fund will be managed in conformity with its investment objective and restrictions. The Trustees also considered the administrative services that the Adviser and its employees have provided and would continue to provide to the Fund.  The Adviser certified to the Board that it had complied with the Trust's Code of Ethics.  The Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Performance of the Adviser. The Board, including the Independent Trustees, considered the Fund’s performance relative to the Fund's benchmark, and its peer group within its Morningstar category.  The returns of the Fund continue to lag its benchmark.  While the Trustees noted concern over the Fund’s sub-Index performances, they recognized that some portion of any Fund’s sub-Index performance could be attributed to the fees and expenses paid by a Fund when compared to the Index along with the Advisor’s confidence that the Fund’s portfolio has an optimistic outlook as a long-term investment which is consistent with the Fund’s investment objective. Overall, the Trustees concluded that the Advisor must continue to strive to increase the Fund’s performance it is acceptable in consideration of the Advisor’s long-term goals. The Trustees will continue to monitor the Fund’s performance against its benchmark and peer group.

Fees and Expenses. The Trustees then reviewed and reviewed information in the peer group studies comparing the expense ratio of the Fund to those funds in its peer group.  The Trustees noted that the Fund's expense reimbursement is slightly below the peer group average.  Further, the Trustees considered that, giving effect to the Expense Limitation Agreement, the Fund’s expense ratio is lower than the expense ratio of comparable funds in its category which were determined to be comparable to the Fund based on the type of fund, the style of investment management and/or the nature of the markets invested in, among other factors. The Trustees noted that the total fees and expenses of the Fund were within a range of reasonable expenses when compared to its peer group.  The Trustees concluded that the Fund's management fee is fair and reasonable, particularly when considering the size of the Fund.

Profitability. The Trustees discussed with the Adviser the profits to be realized by the Adviser based on the current and expected asset levels. The Trustees noted that the Adviser is currently remitting its Advisor’s fees and Administration fees back to the Fund pursuant to its expense reimbursement obligation.  Notwithstanding the current situation, the Advisor is optimistic as to the success of the Fund relative to its long term goals.  Although not currently earning a profit from the management services agreement, the Trustees were satisfied that the Advisor has the financial ability to continue to satisfy its expense limitation reimbursement obligation.

Economies of Scale. The Board, including the Independent Trustees, also considered whether there would be potential benefits for the Adviser in managing multiple series under the Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into other Funds under the Trust, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser’s clients other than those of the Fund. After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the management fees to be paid to the Adviser by the Fund were fair and reasonable.

Conclusion. Having requested and received such information from the Adviser which the Board believed to be reasonably necessary in order to evaluate renewing the Management Services Agreement, and as assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and the Fund’s shareholders.

Investment Adviser:
Oracle Investment Research

182 Island Blvd., FI

Fox Island, WA 98333

Independent Registered Public Accounting Firm:
Patke & Associates, Ltd.

300 Village Green Drive, Suite 210

Lincolnshire, IL 60069

Legal Counsel:
Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

Custodian:
Huntington National Bank

41 South Street

Columbus, OH 43125

Transfer Agent:
For more information, purchase or redemptions, call or write to

Oracle Mutual Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Oracle Mutual Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 494-2755 Toll Free

This report is provided for the general information of the shareholders of the Oracle Mutual Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics  Filed herewith.

Item 3. Audit Committee Financial Expert  The Registrant’s Board of Trustees has determined that Paul Kirschner possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as the “audit committee financial expert” and has designated Mr. Kirschner as the Audit Committee’s financial expert. Mr. Kirschner is an “independent” Trustee pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.   This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.  The Board believes that each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2012

$ 8,500

FY 2011

$ 8,000

(b)

Audit-Related Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2012

$ 1,600

FY 2011

$ 1,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACLE FAMILY OF FUNDS

By /s/ Laurence I. Balter

----------------------------------------

* Laurence I. Balter,

President

Date:

November 1, 2012

*Print the name and title of each signing officer under his or her signature.